Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS AGREEMENT is made on April 28, 2009.

BETWEEN:

DALEA PARTNERS, LP.,

as Lender

AND:

TRANSATLANTIC PETROLEUM CORP.,

as Borrower

WHEREAS:

A.	The parties hereto entered into a credit agreement made as of November 28, 2008 (the “Credit Agreement”) wherein the Lender agreed to establish the Loan in favor of the Borrower;

B.	The parties hereto entered into a First Amendment to Credit Agreement effective January 21, 2009;

C.	The parties hereto entered into a Second Amendment to Credit Agreement effective February 4, 2009;

D.	The parties hereto entered into a Third Amendment to Credit Agreement effective February 11, 2009;

E.	The parties hereto have agreed to further amend the Credit Agreement, as herein set out.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and of other good and valuable consideration (the receipt whereof is hereby acknowledged), the parties hereto agree as follows:

1.	Unless otherwise defined herein or unless the context otherwise requires, defined words and terms used in the Credit Agreement shall have the same meanings when used herein.

2.	The Credit Agreement shall be and is hereby modified as follows:

(a)	The following recital is added to “Background”:

“C.	To facilitate the oil and gas exploration and development activities of Borrower, the Lender has agreed to lend to the Borrower and the Borrower has agreed to borrow from the Lender the principal amount of up to the Additional Committed Amount (as defined below), on the terms and subject to the conditions of this Agreement.”

(b)	Paragraph 1 is amended by adding the following definitions and renumbering the remaining definitions accordingly:

“(a)	“Additional Advance” has the meaning set forth in paragraph 2A;

(b)	“Additional Committed Amount” means USD $14,000,000;

(c)	“Additional Loan” means the loan to be made by the Lender to the Borrower pursuant to paragraph 2A;”

(c)	Paragraph 1(f) (“Committed Amount”) shall be amended by replacing “USD $69,000,000” with “USD 62,000,000”;

(d)	Paragraph 1(g) (“Commitment Termination Date”) shall be amended by replacing “March 31, 2009” with “May 30, 2009”;

(e)	Paragraph 1(x) (“Transaction Closing Date”) is deleted in its entirety and replaced with the following:

““Transaction Closing Date” means April 20, 2009;”

(f)	Paragraph 2(b) shall be amended by replacing “USD $69,000,000” with “USD 62,000,000”;

(g)	The following Paragraph 2A is inserted immediately following Paragraph 2:

“2A.	The Additional Loan.

(a) Lender will advance to the Borrower in multiple advances the aggregate principal amount of up to the Additional Committed Amount.

(b) Notwithstanding anything to the contrary, the Additional Loan shall be denominated (and deemed made) in U.S. Dollars and the Outstanding Balance shall be denominated, calculated and determined in U.S. Dollars, and shall be prepaid or paid when due in U.S. Dollars. The advances under the Additional Loan (each, an “Additional Advance”) shall be a minimum of USD $1,000,000 each, up to an aggregate maximum principal amount of USD $14,000,000. For each Additional Advance, the Borrower shall provide written notice to the Lender and the Lender shall, if satisfied that all conditions hereunder have been met, provide the Borrower with such advance within three (3) business days. The Lender’s commitment to make the Additional Loan shall expire at the close of business on the Commitment Termination Date. Each Additional Advance will be evidenced by a Note.

(c) Lender represents and warrants to Borrower that Lender has the financial capacity and wherewithal to lend to Borrower the Additional Committed Amount.”

(h)	The following sentence is added to the end of Paragraph 3:

“The Borrower covenants and agrees with the Lender that the proceeds of the Additional Loan will be used by the Borrower for general corporate purposes, and for no other purpose whatsoever.”

(i)	In Paragraph 4(a), the phrase “and the Additional Loan” is inserted after the word “Loan”.

(j)	In Paragraph 4(b), the phrase “or the Additional Loan” is inserted after the word “Loan”.

(k)	In Paragraph 4(b), the phrase “and the Additional Loan” is inserted at the end of the paragraph.

(l)	In Paragraph 4(c), the phrase “and the Additional Loan” is inserted after the word “Loan” and the phrase “or in part” is inserted after the word “whole”.

(m)	In Paragraph 9(c), the phrase “, the Additional Loan” is inserted after the word “Loan”.

(n)	In Paragraph 11(c), the phrase “or the Additional Loan” is inserted after the word “Loan”.

(o)	In Paragraph 13, the phrase “and the Additional Loan” is inserted after the word “Loan”.

(p)	In Paragraph 14, the phrase “, the Additional Loan” is inserted after the word “Loan”.

(q)	In Paragraph 17, the phrase “the Additional Loan,” is inserted after the word “Loan,”.

(r)	In Paragraph 18, the phrase “and the Additional Loan” is inserted after the word “Loan”.

(s)	In Paragraph 23, the phrase “and the Additional Loan” is inserted after the word “Loan”.

3.	The Credit Agreement, together with all terms, covenants and conditions thereof as hereby supplemented and amended, will be and continue to be in full force and effect.

4.	This agreement and everything herein contained will enure to the benefit of and be binding on the Borrower and the Lender and their respective successors and assigns.

5.

This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this agreement to produce or account for more than one such counterpart. Delivery of an executed signature page of this agreement by facsimile transmission or by e-mail in pdf format shall be effective as delivery of a manually executed counterpart hereof.

6.	The amendment to the Credit Agreement set forth herein shall be and be deemed to be effective as of and from April 1, 2009.

IN WITNESS WHEREOF the parties hereto have executed this agreement on April 28, 2009 effective as of April 1, 2009.

The Borrower:		The Lender:

TRANSATLANTIC PETROLEUM CORP.		DALEA PARTNERS, LP.

Per:	/s/ Jeffrey S. Mecom	Per:	/s/ N. Malone Mitchell, 3rd
	Authorized Signatory		Authorized Signatory